UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          August 5, 2003 Date of Report
                        (Date of earliest event reported)

                              EVOLVE SOFTWARE, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)


           000-31155                                     94-3219745
     (Commission File No.)                 (IRS Employer Identification Number)


                          150 SPEAR STREET, 11TH FLOOR
                         SAN FRANCISCO, CALIFORNIA 94105
                    (Address of Principal Executive Offices)

                                  415-229-3700
              (Registrant's Telephone Number, Including Area Code)


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ITEM 5. OTHER EVENTS AND REGULATION FD DISCLOSURE

On August 5, 2003, Evolve Software, Inc., a Delaware corporation, (the "Company") filed with United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court") its Monthly Operating Report for the period from March 20, 2003 to March 31, 2003 (the "March Operating Report"). Exhibit
99.1 to this Current Report on Form 8-K contains the March Operating Report.

On August 5, 2003, the Company filed with the Bankruptcy Court its Monthly Operating Report for the period from April 1, 2003 to April 30, 2003 (the "April Operating Report"). Exhibit 99.2 to this Current Report on Form 8-K contains the April Operating Report.

On August 5, 2003, the Company filed with the "Bankruptcy Court its Monthly Operating Report for the period from May 1, 2003 to May 31, 2003 (the "May Operating Report"). Exhibit 99.3 to this Current Report on Form 8-K contains the May Operating Report.

On August 5, 2003, the Company filed with the "Bankruptcy Court its Monthly Operating Report for the period from June 1, 2003 to June 30, 2003 (the "June Operating Report"). Exhibit 99.4 to this Current Report on Form 8-K contains the June Operating Report.

The March Operating Report, the April Operating Report, the May Operating Report and the June Operating Report are hereinafter referred to collectively as the "Operating Reports."


CAUTIONARY STATEMENT REGARDING FINANCIAL AND OPERATING DATA

The Company cautions readers not to place undue reliance upon the information contained in the Operating Reports, which contain unaudited information and are in a format prescribed by the applicable bankruptcy law. The Operating Reports are not prepared in accordance with generally accepted accounting principles ("GAAP") and do not accurately reflect the condition of the Company on a GAAP basis. The Operating Reports are not presented on a consolidated basis and therefore do not present the consolidated results of the Company and its subsidiaries. Additionally, the Company notes that certain corporate costs are paid for by the parent company for the benefit of its subsidiaries. The Operating Reports may be subject to revision. The Operating Reports also contain information for periods, which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Exchange Act.

Additionally, readers are cautioned that on March 20, 2003, the Company, along with certain of its subsidiaries, filed voluntary petitions for Chapter 11 bankruptcy protection in the Bankruptcy Court. These cases are being jointly administered under case number 03-10841 (PJW). The Company expects that the winding down of its operation and distribution of its remaining assets to creditors and its Series B Preferred stockholders will be completed by the end of summer 2003 by confirmation of a Chapter 11 liquidation plan by the Bankruptcy Court. At the time the liquidation is completed through confirmation of such plan, the Company intends to file a Form 15 with the Securities and Exchange Commission suspending its duty to file reports under the Securities Exchange Act of 1934, and as a result of the final liquidation of the Company and confirmation of the plan, the Common Stock, Series A Preferred Stock and Series B Preferred Stock will cease to exist.

As disclosed in attached Exhibit 99.4, the Company has incurred $356,820 of liquidation related expenses through June 30, 2003. The Company has a hearing scheduled on August 11, 2003 in the Bankruptcy Court for Court confirmation of the Amended Joint Plan of Liquidation.



                                      * * *


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 6, 2003


                                     EVOLVE SOTWARE, INC.

                                     By:   /s/ Linda Zecher
                                           -------------------------------------
                                           Linda Zecher
                                           President and Chief Executive Officer




                                INDEX TO EXHIBITS
        EXHIBIT
        NO.           DESCRIPTION
        -------       ----------------------------------------------------

        99.1          Evolve Software, Inc. March Monthly Operating Report

        99.2          Evolve Software, Inc. April Monthly Operating Report

        99.3          Evolve Software, Inc. May Monthly Operating Report

        99.4          Evolve Software, Inc. June Monthly Operating Report


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